SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                               /X/

Filed by a Party other than the Registrant           / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-12

                        Suburban Lodges of America, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                                                     N/A

         (2) Aggregate number of class of securities to which transaction applies:

                                                     N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

          / /     Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:                   N/A
                                            ------------------------------

         (2)      Form, Schedule or Registration Statement No.:     N/A
                                                               -----------

         (3)      Filing Party:                   N/A
                               -------------------------------------------

         (4)      Date Filed:                      N/A
                              --------------------------------------------

                        SUBURBAN LODGES OF AMERICA, INC.
                              300 Galleria Parkway
                                   Suite 1200
                             Atlanta, Georgia 30339

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 11, 2000


         The Annual Meeting of Shareholders of Suburban Lodges of America, Inc. (the "Company") will be held on May 11, 2000, at 11:00 a.m. at The Cobb Galleria Centre, Room 117, Two Galleria Parkway N.W., Atlanta, GA 30339, for the purposes of considering and voting upon the following matters which are described in the attached Proxy Statement:

                  1. The election of one director whose term will expire in 2003; and

                  2. Such other matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 23, 2000, the record date fixed by the Board of Directors, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. The proxy may be revoked at any time prior to exercise, and if you attend the meeting you may withdraw your Proxy at that time and vote in person.


                                        By Order of the Board of Directors,

                                        Kevin R. Pfannes
                                        Secretary



April 7, 2000







---------------------------------------------------------------------------
|                                                                         |
|            PLEASE  COMPLETE  AND RETURN THE  ENCLOSED  PROXY/VOTING     |
|   INSTRUCTION  CARD  PROMPTLY  SO THAT YOUR VOTE MAY BE RECORDED AT     |
|   THE MEETING IF YOU DO NOT ATTEND PERSONALLY.                          |
|                                                                         |
---------------------------------------------------------------------------

                        SUBURBAN LODGES OF AMERICA, INC.
                              300 Galleria Parkway
                                   Suite 1200
                             Atlanta, Georgia 30339

                                 PROXY STATEMENT


Shareholders' Meeting

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Suburban Lodges of America, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at The Cobb Galleria Centre, Room 117, Two Galleria Parkway N.W., Atlanta, Georgia 30339 on May 11, 2000, at 11:00 a.m. and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 7, 2000.

Revocation of Proxies

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives written notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. IF THE PROXY IS RETURNED BUT NO CHOICE IS SPECIFIED THEREON, IT WILL BE VOTED "FOR" THE PERSON NAMED BELOW AS THE NOMINEE FOR THE BOARD OF DIRECTORS UNDER THE CAPTION "PROPOSAL NO. 1 - ELECTION OF DIRECTOR."

Costs of Solicitation

         The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone.

Beneficial Ownership of Securities and Voting Rights

         There are 13,715,972 shares of Common Stock of the Company outstanding and entitled to vote as of the record date, March 23, 2000. Holders of Common Stock are entitled to one vote per share on all matters voted on by shareholders, including the election of directors.

         Voting Securities and Principal Holders. The following table sets forth
         ---------------------------------------
certain information regarding the beneficial ownership of Common Stock by (i) each director of the Company; (ii) each named executive officer of the Company;
(iii) all directors and executive officers of the Company as a group; and (iv) each person known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power. The number of shares represents the number of shares of Common Stock the person holds as of February 29, 2000, unless otherwise indicated.

                        Name of                                     Number of Shares                   Percent
                  Beneficial Owner<F1>                             Owned Beneficially                of Class<F11>
---------------------------------------------------------   ----------------------------------    -------------------
David E. Krischer<F2>                                                    2,900,437                      20.8%

SAFECO Corporation<F3>                                                   1,899,800                      13.8%

Dimensional Fund Advisors<F4>                                              959,700                       7.0%

Roger Feldman<F5>                                                          783,900                       5.7%

Harvey Hanerfeld<F5>                                                       783,900                       5.7%

WR Investment Partners Small Cap Corp.<F6>                                 779,300                       5.7%

Dan J. Berman<F7>                                                          165,931                       1.2%

Seth H. Christian<F7>                                                      185,594                       1.3%

Paul A. Criscillis, Jr.<F8>                                                 22,500                           *

James R. Kuse<F9>                                                           25,158                           *

Michael McGovern<F9>                                                       420,706                       3.1%

Kevin R. Pfannes<F7>                                                        53,127                           *

John W. Spiegel<F9>                                                         16,190                           *


All Directors and Executive                                             3,917,453                       27.6%
Officers as a Group (eleven persons)<F10>
--------------------------------------------------------------------
* Represents less than one percent of the outstanding Common Stock.

<F1>     Unless otherwise  indicated,  the address of the persons named above is care of Suburban Lodges of America, Inc., 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339.

<F2>      Includes  options to purchase  150,000  shares,  which are exercisable within 60 days of March 1, 2000, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's spouse, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's daughter, and 550,000 shares held by Parrotts Cove Associates, L.P., a limited partnership of which Mr. Krischer is the general partner.

<F3>      SAFECO  Corporation's  address is SAFECO  Plaza,  Seattle,  Washington
          98185. Share information is based on a Schedule 13G amendment filed with the Securities and Exchange Commission on February 11, 2000, in which shared voting power and shared dispositive power as to 1,899,800 shares are reported. SAFECO Asset Management Company, whose address is 601 Union Street, Suite 2500, Seattle, Washington 98101 jointly reports shared voting and dispositive power as to 1,761,700 (11.4%) of the shares. SAFECO Common Stock Trust, whose address is 10865 Willows Rd NE, Redmond, Washington 98052, jointly reports shared voting and dispositive power as to 1,026,800 (6.7%) of the shares. SAFECO Corp. and SAFECO Asset Management Company disclaim beneficial ownership of the shares.

<F4>      The address of Dimensional Fund Advisors, a Delaware  corporation,  is
          1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Share information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2000. The shares are reported as owned by investment companies and certain group trusts and separate accounts to whom the reporting entity provides investment advice and management services.



                                       2

<F5>      The address of Messrs.  Feldman and Hanerfeld is 700 Eleventh  Street,
          N.W., Suite 640, Washington, D.C. 20001. Share information is based on a Schedule 13G filed with the Securities and Exchange Commission on November 8, 1999, in which shared voting power as to 783,900 shares and shared dispositive power as to 196,3000 shares are reported. Of the shares reported, Cumberland Investment Partners, L.L.C., a Delaware limited liability company ("Cumberland") owns 587,600 shares, and West Creek Partners Fund L.P., a Delaware limited partnership (the "Fund"), owns 196,300 shares. Messrs. Feldman and Hanerfeld are voting members of Cumberland and are the sole voting members of West Creek Partners GP, LLC, a Delaware limited liability company and the general partner of the Fund.

<F6>     The address of WR  Investment  Partners  Small Cap Corp.,  a New Jersey
         corporation, is P. O. Box 1975, 330 South Street, Morristown, NJ 07962-1975. Share information is based on a Schedule 13D filed with the Securities and Exchange Commission on May 13, 1999. E. Burke Ross, Jr. is reported as the sole shareholder of the reporting corporation.

<F7>     Includes  options to  purchase  50,000  shares,  which are  exercisable within 60 days of February 29, 2000.

<F8>     Includes  options to  purchase  12,500  shares,  which are  exercisable within 60 days of February 29, 2000.

<F9>     Includes  1,000  shares  of  restricted  Common  Stock and  options  to purchase 6,000 shares, which are exercisable within 60 days of February 29, 2000.

<F10>    Includes  3,000  shares  of  restricted  Common  Stock and  options  to purchase 393,000 shares, which are exercisable within 60 days of February 29, 2000.

<F11>     Based on 13,784,972 shares of Common Stock outstanding on February 29,
          2000, as adjusted for shares subject to options exercisable within 60 days of February 29, 2000.


                     Proposal No. 1 -- Election of Directors


         The Articles of Incorporation and the Bylaws of the Company provide that the Board of Directors shall consist of not less than two but not more than nine directors. Currently, there are five directors, three of whom are independent directors. The Board of Directors is divided into three classes of directors serving staggered three-year terms. One director is to be elected at the meeting for a three-year term expiring in 2003. The Board has nominated Mr. John Spiegel for re-election to a three-year term. After the re-election of Mr. Spiegel at the meeting, the Company will have five directors, including the four directors whose present terms currently extend beyond the meeting. Information about Mr. Spiegel and the continuing directors is set forth below.

         Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the re-election of Mr. Spiegel. In the event that Mr. Spiegel withdraws as a nominee or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee. Management of the Company has no reason to believe that Mr. Spiegel will not serve if elected.

         Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the voting shares outstanding on the record date are present at a meeting in person or by proxy. Abstentions and broker non-votes will be included in determining whether a quorum is present at a meeting, but will not have an effect on the outcome of a vote for directors.

Information about the Nominees and the Continuing Directors

         The following information has been furnished by the nominees and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.


Name (Age)                            Information About the Nominee

Nominee for Director Whose Term Will Expire in 2003
---------------------------------------------------

John W. Spiegel  (59)           Mr.  Spiegel  has been a director of the Company
                                since May 1996.  Since  1985,  Mr.  Spiegel  has
                                served as  Executive  Vice  President  and Chief
                                Financial Officer of SunTrust Banks, Inc. He has
                                also  served as  Treasurer  of Trust  Company of
                                Georgia   since  1978  and  is  an  officer  and
                                director  of various  subsidiaries  of  SunTrust
                                Banks, Inc. Mr. Spiegel is also a member of the Board of Directors of Rock-Tenn Company and
                                ContiFinancial Corporation.


Name (Age)                            Information About the Continuing Directors
----------                            ------------------------------------------

Directors Whose Terms Expire in 2001
------------------------------------

James R. Kuse  (69)             Mr.  Kuse has  been a  director  of the  Company
                                since  May  1996.  Since  January  1985,  he has
                                served as the Chairman of the Board of Directors
                                of   Georgia   Gulf   Corporation,   a  chemical
                                manufacturing   company.   From   February  1989
                                through February 1991, Mr. Kuse also served as the Chief Executive Officer of Georgia Gulf
                                Corporation.

Michael McGovern  (56)          Mr.  McGovern has been a director of the Company
                                since May 1996.  Since 1975,  Mr.  McGovern  has
                                been the  President  and a director  of McGovern
                                Enterprises,   Inc.,  a  company  that  provides
                                corporate,  financial  and real estate  advisory
                                services   throughout  the  United  States.  Mr.
                                McGovern   formerly  served  as  a  Director  of
                                Premier Bancshares, Inc., and currently serves as a Director of Bentley Pharmaceuticals, Inc.

Directors Whose Terms Will Expire in 2002
-----------------------------------------

David E. Krischer  (51)         Mr.  Krischer  formed  the  Company  in  1987 to
                                develop a  national  chain of  economy  extended
                                stay   hotels   and  has  served  as  its  Chief
                                Executive Officer since inception.  Mr. Krischer
                                has over 18 years of  experience  in real estate
                                development,    has   been   involved   in   the
                                hospitality industry for more than 13 years and served as the founding Chairman of the Extended
                                Stay Lodging Council, a division of the American
                                Hotel & Motel Association.

Dan J. Berman  (35)             Mr. Berman joined the Company in September  1993
                                as its Vice President - Franchising and has been a director since March 1996. Prior to joining the Company, Mr. Berman practiced commercial law in New York City with the firm Young and Young from September 1990 to May 1993.

Board Committees

         There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee. The Company has no standing nominating committee or other committee performing similar functions.

         Audit Committee. The Audit Committee consists of Messrs. McGovern, Spiegel and Kuse. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. The Audit Committee held two meetings during 1999.

         Compensation Committee. The Compensation Committee consists of Messrs. McGovern and Kuse. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1996 Plan (as defined below). The Compensation Committee met three times during 1999.

Board Meetings

         During 1999, the Board of Directors held five meetings. Each of the directors attended at least 80% of the Board meetings and meetings of committees on which he served.

Compensation of Directors

         The Company's non-employee directors receive directors' fees of $2,000 per Board meeting attended in person and $1,250 per Board meeting attended by telephone, and all Directors are reimbursed for their out-of-pocket expenses incurred in connection with their service on the Board of Directors. In addition, all non-employee directors are entitled to participate in and receive non-cash compensation through The Directors' Plan (as described below). Messrs. Krischer and Berman receive no compensation for their service on the Board of Directors other than reimbursement for their out-of-pocket expenses incurred in connection with such service. There are no fees for attendance at committee meetings held in conjunction with Board meetings, but each committee chairperson is paid $2,000 per year.

         The Directors' Plan provides for the grant of options to purchase Common Stock and the award of Common Stock to non-employee directors. Provided that a director remains a director of the Company, he or she is eligible to receive an annual grant of 1,500 options, exercisable for ten years on the earlier of the first anniversary after the grant or the date of the next annual meeting of shareholders. Options are exercisable, for cash, Common Stock, acceptable cash equivalent or a combination acceptable to the administrator of The Directors' Plan. Options are generally non-transferable. At the first Board meeting following the annual meeting of shareholders, non-employee directors are eligible to receive an award of shares of Common Stock that have a fair market value of $10,000 (based on the closing Nasdaq market price on the date of such meeting). A director is 100% vested with respect to the Common Stock award on the earlier of the first anniversary of the award or the date of the next annual meeting of shareholders, provided that the director continues to serve as a director after the annual meeting. A director has the right to vote and to receive dividends with respect to the awarded stock, even if he or she is not vested. In the event of a change of control, all restricted stock (other than restricted stock granted within six months of the change of control) shall vest and all options granted under The Directors' Plan shall become exercisable.

Executive Compensation

         The following table sets forth certain information regarding the annual compensation for services in all capacities to the Company and its predecessors paid during the last three fiscal years to the Company's Chief Executive Officer and the other four most highly compensated executive officers (with annual salary and bonus in excess of $100,000). The Company has not entered into an employment agreement with any of its officers or employees.


                                              Summary Compensation Table

                                                                                    Long-Term
                                                                                  Compensation
                                             Annual Compensation                     Awards
                                  ------------------------------------------ -- ------------------
                                                                                  Securities
                                                                                  Underlying
          Name and                                                               Options/SARs       All Other
     Principal Position             Year         Salary           Bonus         (No. of Shares)    Compensation <F1>
-----------------------------     --------- ---------------- --------------- -- ------------------ -----------------

David E. Krischer ..........        1999        $302,500        $ 70,000            75,000            $  2,500
Chairman of the Board, .....        1998        $270,000        $100,000            75,000            $  2,478
   and Chief Executive              1997        $260,000                                              $  1,158
   Officer.................

Paul A. Criscillis, Jr .....        1999        $154,154        $ 35,000            25,000            $  1,159
Vice President and .........        1998        $ 57,692        $ 18,750            50,000
Chief Financial Officer

Dan J. Berman ..............        1999        $130,000        $ 32,206            25,000            $  1,260
Vice President - Franchising        1998        $ 96,692        $ 56,639            25,000            $    967
                                    1997        $ 80,307        $ 31,165                              $    774

Kevin R. Pfannes ...........        1999        $130,000        $ 23,000            25,000            $  1,530
Vice President - ...........        1998        $ 67,500        $158,000            25,000            $  2,314
   Development and Secretary        1997        $ 64,538        $ 90,000                              $    797

Seth H. Christian ..........        1999        $130,000        $ 23,000            25,000            $  1,250
Vice President - Operations         1998        $ 93,254        $ 42,500            25,000            $    933
                                    1997        $ 71,692        $ 42,000                              $    628

-----------------------------

<F1>  The amounts shown in this column consist of contributions by the Company to its 401(k) Savings Plan on behalf of the named executive officers.

Options Granted in Last Year

         The following table summarizes certain information regarding stock options granted during 1999 to the Company's executive officers named in the Summary Compensation Table.

                                                    Individual Grants
                            ------------------------------------------------------------
                                                                                           Potential Realizable
                              Number of       Percent of                                     Value at Assumed
                             Securities     Total Options       Exercise                  Annual Rates of Stock
                             Underlying       Granted to       or Base                    Price Appreciation for
                               Options       Employees in        Price      Expiration           Option Term
           Name              Granted<F1>         Year           ($/Sh)         Date           5%          10%
           ----              -------             ----           -----          ----           --          ---
David E. Krischer.........     75,000            8.9%           $5.625      10/25/2009     $265,300    $ 672,400
Dan J. Berman.............     25,000            3.0%           $5.625      10/25/2009     $ 88,400    $ 224,100
Seth H. Christian.........     25,000            3.0%           $5.625      10/25/2009     $ 88,400    $ 224,100
Paul A. Criscillis, Jr....     25,000            3.0%           $5.625      10/25/2009     $ 88,400    $ 224,100
Kevin R. Pfannes..........     25,000            3.0%           $5.625      10/25/2009     $ 88,400    $ 224,100

---------------------------

<F1> All of the  options  have a term of ten years and vest  one-third  annually beginning October 25, 2000.

Year-End Option Values

         The following table provides certain information about the year-end values of stock options held at December 31, 1999, by the Company's executive officers named in the Summary Compensation Table. No options were exercised by executive officers during 1999.

                                             No. of Securities Underlying                  Value of Unexercised
                                                Unexercised Options at                     In-the-Money Options
                                                   Fiscal Year End                        At Fiscal Year End (1)
                                          -----------------------------------      --------------------------------------
                                           Exercisable       Unexercisable           Exercisable         Unexercisable
                                           -----------       -------------           -----------         -------------
David E. Krischer..........                  150,000             150,000                  0                    0
Dan J. Berman..............                   50,000              50,000                  0                    0
Seth H. Christian..........                   50,000              50,000                  0                    0
Paul A. Criscillis, Jr.....                   12,500              62,500                  0                    0
Kevin R. Pfannes...........                   50,000              50,000                  0                    0
--------------------------

<F1> None of the outstanding options held by these individuals were in-the-money on December 31, 1999.


Change in Control Agreements

         Each of the Company's eight executive officers has entered into substantially similar "change in control agreements" with the Company. Pursuant to the agreements, the officer will immediately vest in all unvested stock options in the event of a "Change in Control" (as defined in the agreements). The agreements also provide for certain benefits in the event of a termination of employment under certain circumstances in connection with a Change in Control of the Company. In general, each agreement provides benefits to the officer upon an "involuntary termination" (essentially, termination without cause) or a "voluntary termination" (essentially, resignation in the face of coercive tactics) occurring within 24 months after or six months prior to the date of a Change in Control. Upon any such termination, subject to certain limitations, the officer will be entitled to receive the following benefits: (i) three times the officer's then-current salary, paid in a lump sum amount discounted to present value; (ii) three times the officer's average annual bonus for the previous two years, paid in a lump sum amount discounted to present value; (iii) continuation of health and life insurance for three years; (iv) three times the annual value of the Company's contribution to its 401(k) retirement plan on the officer's behalf, paid as a lump sum amount discounted to present value; and (v) payment of up to $25,000 for outplacement services. The agreements place certain limits on the amounts an individual officer can collect under the agreement. Each of the agreements is for a rolling three-year term, such that the remaining term is always three years, provided that each agreement automatically terminates on the officer's 65th birthday. The Company may terminate any of such agreements upon three years' notice.


                      Report of the Compensation Committee


         The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The Compensation Committee, which consists of two directors who are not officers or employees of the Company, also grants stock options to executive officers. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 1999 is furnished by the Compensation Committee.

General Policies

         The Company's compensation program is intended to enable the Company to attract, motivate, reward, and retain the management talent required to achieve corporate objectives in a highly competitive industry, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's policy is to provide a significant portion of executive compensation in the form of at-risk, incentive-based compensation, such as stock options. The Compensation Committee believes that such a policy, which directly aligns the financial interests of management with the financial interests of shareholders, provides the proper incentives to attract, motivate, reward, and retain high quality management. In determining the nature and amounts of compensation for the Company's executive officers, the Compensation Committee takes into account all factors that its considers relevant, including business conditions, both in the lodging industry and generally, the Company's performance in light of those conditions, the market rates of compensation for executives of similar backgrounds and experience, and the performance of the specific executive officer.

         To the extent it is able to do so, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. No current or anticipated compensation arrangements would be subject to the $1 million deductibility limitation of Section 162(m) of the Internal Revenue Code.

Cash Compensation

         Cash compensation for executive officers consists of salary and cash bonuses. Base salaries and cash bonuses for executive officers are determined by a subjective assessment of responsibilities and position within the Company, individual performance, and the Company's overall performance.

Stock Options

         The Compensation Committee considers incentive compensation in the form of stock options to be an integral and relatively large part of executive compensation in particular and employee compensation generally. All options granted (other than incentive stock options granted to a ten percent shareholder) have an exercise price equal to the fair market value of the Common Stock on the grant date.

         Options are granted generally to executive officers upon commencement of employment. Other option awards are made at the discretion of the Compensation Committee. In exercising this discretion, the Compensation Committee considers factors specific to each employee such as salary, position, and responsibilities and the Company's performance with respect to those factors such as the rate of the Company's development and growth, revenue growth, and increases in the market value of the Company's Common Stock. Option grants relating to recruiting and employment offers and special circumstances are recommended by management.

Chief Executive Officer Compensation

         David E. Krischer founded the Company in January 1987 and has been its Chief Executive Officer since that time. Mr. Krischer's annual compensation was determined by the Compensation Committee using the same criteria that were used to determine compensation levels for other corporate officers and was based on the Compensation Committee's assessment of Mr. Krischer's overall performance and on information regarding compensation paid by similar companies. His compensation has remained substantially the same over the period since the Company conducted its initial public offering (adjusted for differences in pay periods), except that he declined the $100,000 bonus recommended by this committee for 1997. The Compensation Committee believes that Mr. Krischer's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the operations of the Company. No specific weighting was assigned to these factors.



James R. Kuse
Michael McGovern

                      Shareholder Return Performance Graph


         Set forth below is a line graph comparing cumulative total return among the Company, the NASDAQ Stock Market-U.S. Index and Standard & Poor's Corporation's Lodging-Hotel Index for the period beginning May 23, 1996 and ending December 31, 1999.


           [Graph appears here and represented by the numbers below]

                               COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*
                                   AMONG SUBURBAN LODGES OF AMERICA, INC.,
                                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                                        AND THE S&P LODGING-HOTALS INDEX

                                                                   Cumulative Total Return
                                          ------------------------------------------------------------------
                                          5/23/96       12/96          12/97            12/98          12/99
SUBURBAN LODGES OF
  AMERICA, INC.                            100.00       94.12          78.31            48.16          30.52

NASDAQ STOCK
  MARKET (U.S.)                            100.00      108.54         133.00           187.41         338.58

S&P LODGING -
 HOTELS                                    100.00       89.55         125.30           102.01         102.00





*Assumes that the value of the investment in Company Common Stock was $100 on May 23, 1996, and for each index was $100 on April 30, 1996, and that all dividends were reinvested.

Certain Transactions

         During 1999 the Company exercised its option to purchase from Michael McGovern, a director of the Company, his one-fourth interest in L&M Suites I, LLC, a Georgia limited liability company (formerly a Georgia corporation) which built a Suburban Lodge Extra(R) hotel in Sandy Springs, Georgia. The Company paid Mr. McGovern $70,000 to exercise the option. The Company had previously paid Mr. McGovern $230,000 in 1998 to acquire the option. The Company already controlled a one-fourth interest in L&M and subsequently has acquired complete ownership.

Information Concerning the Company's Accountants

         Deloitte & Touche LLP ("Deloitte & Touche") served as the Company's independent public accounting firm during the year ended December 31, 1999. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         The management of the Company plans to recommend to the Board of Directors that Deloitte & Touche be selected to continue as the accountant for the Company for the current year.

Deadline for Shareholder Proposals for 2001 Annual Meeting

         Proposals of shareholders intended to be presented at the Company's 2001 Annual Meeting must be received by December 8, 2000, in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting. The Company must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than February 22, 2001, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission. A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. The Company believes that all filing requirements applicable to its officers and directors were complied with in a timely manner during 1999. The Company is not aware that any holder of more than 10% of the Company's Common Stock has not filed reports required under Section 16(a) on a timely basis.

Other Matters That May Come Before the Meeting

         Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.

Available Information

         The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of such Annual Report on Form 10-K for the year ended December 31, 1999, including the financial statements and the financial statement schedules, but excluding exhibits, may be obtained, free of charge, upon written request by any shareholder to: Suburban Lodges of America, Inc., 300 Galleria Parkway, Suite 1200, Atlanta, Georgia 30339, Attention: Paul A. Criscillis, Jr., Chief Financial Officer.



                                           SUBURBAN LODGES OF AMERICA, INC.

April 7, 2000

                                  COMMON STOCK
                       OF SUBURBAN LODGES OF AMERICA, INC.

                     THIS PROXY IS SOLICITED BY THE BOARD OF
             DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS.

         The undersigned hereby appoints David E. Krischer and Dan J. Berman, or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned's shares of the Common Stock of Suburban Lodges of America, Inc. at the Annual Meeting of Shareholders of SUBURBAN LODGES OF AMERICA, INC. to be held at 11:00 a.m. at The Cobb Galleria Centre, Room 117, Two Galleria Parkway, NW, Atlanta, Georgia 30339, on May 11, 2000, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE BOARD NOMINEE, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

Proposal 1 -- Election of Director                 Nominee: John W. Spiegel


FOR the nominee listed to the right.        WITHHOLD AUTHORITY
                                            to vote for the nominee
                 / /                               / /




It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 7, 2000 and the Proxy Statement furnished therewith.

                                  Dated and signed ___________________, 2000
                                  __________________________________________
                                  __________________________________________



(Signature should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

Please sign and return this proxy in the accompanying prepaid envelope.